Exhibit 17

BlackRock Investment Quality Municipal Trust, Inc. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-9327 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MHNAVD5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY CARD	BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Investment Quality Municipal Trust, Inc., a Maryland corporation (“BKN”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of BKN to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MHNAVD5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BKN_34669_070925

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1a.

The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BKN and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”) (the “BKN Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BKN’s assets and the assumption by the Acquiring Fund of substantially all of BKN’s liabilities in exchange solely for newly issued common shares and Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BKN, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BKN of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BKN in accordance with its charter and Maryland law (the “BKN Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

BlackRock Investment Quality Municipal Trust, Inc.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34669

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	BKN 1 34669 xxxxxxxx

BlackRock MuniYield Fund, Inc. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-9327 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MHNAVD5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY CARD	BLACKROCK MUNIYIELD FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Fund, Inc., a Maryland corporation (“MYD”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MYD to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MHNAVD5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MYD_34669_070925

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1c.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniYield Fund, Inc. (“MYD”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYD and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”) (the “MYD Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYD’s assets and the assumption by the Acquiring Fund of substantially all of MYD’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYD, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYD of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MYD in accordance with its charter and Maryland law (the “MYD Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

BlackRock MuniYield Fund, Inc.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34669

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MYD 1 34669 xxxxxxxx

BlackRock MuniYield Quality Fund II, Inc. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-9327 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MHNAVD5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY CARD	BLACKROCK MUNIYIELD QUALITY FUND II, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Quality Fund II, Inc., a Maryland corporation (“MQT”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MQT to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MHNAVD5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MQT_34669_070925

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1e.

The common shareholders and Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock MuniYield Quality Fund II, Inc. (“MQT”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MQT and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”) (the “MQT Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MQT’s assets and the assumption by the Acquiring Fund of substantially all of MQT’s liabilities in exchange solely for newly issued common shares and Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MQT, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MQT of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MQT in accordance with its charter and Maryland law (the “MQT Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

BlackRock MuniYield Quality Fund II, Inc.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34669

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MQT 1 34669 xxxxxxxx

BlackRock Virginia Municipal Bond Trust PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-9327 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MHNAVD5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY CARD	BLACKROCK VIRGINIA MUNICIPAL BOND TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Virginia Municipal Bond Trust, a Delaware statutory trust (“BHV”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of BHV to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MHNAVD5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BHV_34669_070925

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE BOARD OF TRUSTEES RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1g.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock Virginia Municipal Bond Trust (“BHV”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BHV and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”) (the “BHV Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BHV’s assets and the assumption by the Acquiring Fund of substantially all of BHV’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BHV, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BHV of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BHV in accordance with its Agreement and Declaration of Trust and Delaware law (the “BHV Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

BlackRock Virginia Municipal Bond Trust

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34669

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	BHV 1 34669 xxxxxxxx

BlackRock MuniYield Pennsylvania Quality Fund PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-9327 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MHNAVD5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY CARD	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Pennsylvania Quality Fund, a Massachusetts business trust (“MPA”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MPA to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MHNAVD5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MPA_34669_070925

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE BOARD OF TRUSTEES RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1i.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MPA and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”) (the “MPA Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MPA’s assets and the assumption by the Acquiring Fund of substantially all of MPA’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MPA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MPA of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MPA in accordance with its Declaration of Trust and Massachusetts law (the “MPA Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

BlackRock MuniYield Pennsylvania Quality Fund

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34669

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MPA 1 34669 xxxxxxxx

BlackRock MuniYield Quality Fund, Inc. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-9327 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MHNAVD5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY CARD	BLACKROCK MUNIYIELD QUALITY FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Quality Fund, Inc., a Maryland corporation (“MQY” or the “Acquiring Fund”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MHNAVD5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MQY_34669_070925

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

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THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals
2a.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”) are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Investment Quality Municipal Trust, Inc. (“BKN”) and the Acquiring Fund (the “BKN Issuance”).

FOR AGAINST ABSTAIN ☐ ☐ ☐
2b.

The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniYield Fund, Inc. (“MYD”) and the Acquiring Fund (the “MYD Issuance”).

FOR AGAINST ABSTAIN ☐ ☐ ☐
2c.

The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniYield Quality Fund II, Inc. (“MQT”) and the Acquiring Fund (the “MQT Issuance”).

FOR AGAINST ABSTAIN ☐ ☐ ☐
2d.

The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Virginia Municipal Bond Trust (“BHV”) and the Acquiring Fund (the “BHV Issuance”).

FOR AGAINST ABSTAIN ☐ ☐ ☐
2e.

The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) and the Acquiring Fund (the “MPA Issuance”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

BlackRock MuniYield Quality Fund, Inc.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34669

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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